Liabilities to Credit Institutions	12 Months Ended
Dec. 31, 2021
Subclassifications Of Assets Liabilities And Equities [Abstract]
Liabilities to Credit Institutions

24. Liabilities to credit institutions

	2021	2020
Non-current liabilities to credit institutions	—	91,655
Current liabilities to credit institutions, consisting of the following:
—Liabilities to credit institutions	5,987	4,335
—Overdraft facilities	—	1,197
Total	5,987	97,187

During April 2021 the Group entered into a new Sustainable Revolving Credit Facility Agreement (the “SRCF Agreement”) including a multicurrency revolving credit facility of SEK 3.6 billion (equivalent of USD 397.8 million) with an accordion option of another SEK 850 million (equivalent of USD 93.9 million), subject to the fulfilment of certain conditions and at the lenders’ discretion. For more information, see Note 3.1.3.

At December 31, 2021 the Group has not utilized any loan amounts under the new SRCF agreement. The Liabilities to credit institutions balance at December 31, 2021 is related to outstanding amounts on the EIF Facility which was entered into in October 2019. For more information, see Note 3.1.3.

Collateral

As at December 31, 2020, the Group pledged part of the trade receivables and inventories to fulfil collateral requirements for liabilities to credit institutions of $1.9 million, real estate mortgages of $11.2 million and chattel mortgages of  $24.4 million in order to fulfil the collateral requirements for liabilities to credit institutions. The above collateral requirements were terminated during 2021 when the previous credit facility was replaced by the SRCF Agreement described above.

As at December 31, 2021, the Company has pledged shares in its subsidiaries Oatly AB and Cereal Base CEBA AB in order to fulfil the collateral requirements for liabilities to credit institutions.

There are no other significant terms and conditions associated with the use of collateral.